UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2015

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices, with zip code)

(858) 458-0900
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2015, the Board of Directors of Cytori Therapeutics, Inc., a Delaware corporation (the “Company”) approved the appointment of Tiago Girão, the Company’s Vice President of Finance and Chief Financial Officer, as the Company’s Chief Accounting Officer.  Mr. Girão had been serving as interim Chief Accounting Officer of the Company since June 30, 2015.  Mr. Girão’s compensation shall not change as a result of this appointment.  Biographical and related information regarding Mr. Girão is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 2, 2015, and such information is incorporated by reference herein.  Mr. Girão has not been involved in any transactions that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.07                      Submission of Matters to a Vote of Security Holders

(a)
On August 13, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the Securities and Exchange Commission on July 2, 2015.

(b)
As of June 16, 2015, the record date for the Annual Meeting, 150,920,038  shares of the Company’s common stock were issued and outstanding. A quorum of 95,854,628 shares of common stock were present or represented at the Annual Meeting. The following items of business were voted upon by stockholders at the Annual Meeting:

1.
Election of Directors. The following members of the Board of Directors were elected to serve until the 2016 annual meeting of stockholders and until their respective successors are elected and qualified,  as follows:

	VOTES FOR	WITHHOLD AUTHORITY
David M. Rickey	23,627,160	1,754,277
Richard J. Hawkins	22,659,556	2,721,881
Paul W. Hawran	22,614,802	2,766,635
Marc H. Hedrick, M.D.	23,647,733	1,733,704
Gary A. Lyons	21,362,097	4,019,340
Gail K. Naughton, Ph.D.	23,690,927	1,690,510
Tommy G. Thompson	21,965,276	3,416,161

Broker Non-Votes: 70,473,191

2.
Ratify Independent Registered Public Accountants.  The appointment of KPMG LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2015 was ratified, as follows:

FOR	AGAINST	ABSTAIN
92,449,202	2,761,312	644,114

Broker Non-Votes: 0

3.	Approve, on an advisory basis, executive compensation of our named executive officers for the fiscal year ended December 31, 2014. The proposal was approved, as follows:

FOR	AGAINST	ABSTAIN
20,902,017	4,149,278	330,142

Broker Non-Votes: 70,473,191

4.	Approve an amendment to the Company’s 2014 Equity Incentive Plan. The amendment was approved, as follows:

FOR	AGAINST	ABSTAIN
20,469,577	4,300,860	611,000

Broker Non-Votes: 70,473,191

5.
Approve, pursuant to NASDAQ Marketplace Rule 5635(d), the issuance of shares of our common stock and the issuance of shares of our common stock upon the exercise of warrants to purchase shares of our common stock.  The proposal was approved, as follows:

FOR	AGAINST	ABSTAIN
20,819,112	4,303,995	258,330

Broker Non-Votes: 70,473,191

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: August 13, 2015	By: /s/ Tiago Girao
Tiago Girao
Chief Financial Officer